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                                                                   Exhibit 10.10



                                SECOND AMENDMENT

                                       TO

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of December 6, 1999 (this "Second Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, and Lenders entered into a Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of October 29, 1999 (as amended and as further amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Lenders, the Borrower, and the Administrative Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent agree as follows:

         SECTION 1. Amendment to Second Paragraph of the BACKGROUND Section. The second full paragraph of the BACKGROUND section of the Credit Agreement on page 1 of the Credit Agreement shall be deleted in its entirety and the following paragraph substituted in its stead:

                  WHEREAS, Borrower and Administrative Agent have agreed to restructure, extend, renew, refinance, and restate such indebtedness under the Original Credit Agreement as set forth herein to provide for three separate facilities 1) a seven year reducing revolver facility in the initial amount of $235,000,000 (with (i) a subfacility provided by Bank of America Canada to a Canadian subsidiary of the Borrower in a maximum amount not to exceed $16,464,800 Canadian Dollars, such amount approximately equal to $11,000,000 on the closing date and (ii) a swingline subfacility in the maximum amount of $5,000,000 provided by Bank of America, N.A.), (such reducing revolver facility has an uncommitted increase option which could increase the reducing revolver facility to $435,000,000), 2) a seven year delayed draw acquisition term loan in the amount of $125,000,000, and 3) an eight year term loan in the amount of $110,000,000 (which must be fully drawn on the date of closing), and to make certain other agreed to changes to the existing credit facility among the parties thereto. Of the proceeds of the facility referenced in 1) above, $219,957,000
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         be applied on the date hereof to refinance indebtedness under the
         Original Credit Agreement Term Loan A (as defined in the Original Credit Agreement) and such portions of Revolver A and Revolver B (as each is defined in the Original Credit Agreement) that constitute Acquisition Debt (as defined below).

         SECTION 2.  Amendment to Article I Definitions.

         (a) The definition of "Advances" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Advances" shall be substituted in its stead:

                  "Advance" means an advance made by a Lender to the Borrower pursuant to Section 2.01 hereof which may be a Revolver Advance, a Term Loan A Advance or a Term Loan B Advance (and may either be Base Advance or a LIBOR Advance), and which such Advance may also be a Refinancing Advance or a Swingline Advance.

         (b) The definition of "Commitment" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Commitment" shall be substituted in its stead:

                  "Commitment" means $235,000,000 (as such amount has been or may be increased prior to June 30, 2001 in accordance with the terms of
         Section 2.18 hereof) minus the sum of (a) the undrawn face amount of all Letters of Credit, plus (b) the sum of all reimbursement obligations under Article III hereof, plus (c) the Canada Indebtedness Amount, plus (d) all outstanding Swingline Advances, in each case as such Commitment may be further reduced from time to time, or terminated, pursuant to Sections 2.06, 2.11 or 9.02 hereof.

         (c) The definition of "Note" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Note" shall be substituted in its stead:

                  "Note" means each Note of the Borrower evidencing Advances hereunder, substantially in the forms of Exhibits A-1, A-2, A-3 and A-4 hereto, together with any extension, renewal or amendment thereof, or substitution therefor.

         (d) The definitions of "Swingline Advance", "Swingline Bank", "Swingline Commitment", "Swingline Facility", "Swingline Loan", "Swingline Note" and "Swingline Rate" shall be added to Article I in alphabetical order and shall read in their entirety as follows:

                  "Swingline Advance" means an Advance made pursuant to Section 2.01(a)(ii) hereof.

                  "Swingline Bank" means Bank of America, N.A. and any Administrative Agent successor thereto appointed in accordance with
         Section 10.06 hereof.

                  "Swingline Commitment" means the lesser of (a) $5,000,000 and
         (b) the remainder of the Commitment minus the sum of all outstanding Revolver Advances.


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                  "Swingline Facility" means that certain swingline facility available to the Borrower in accordance with the terms of Section 2.01(a)(ii) hereof.

                  "Swingline Loan" means the loans made under the Swingline Facility from time to time.

                  "Swingline Note" means the Swingline Note of the Borrower payable to the order of the Swingline Bank, evidencing Swingline Advances hereunder, substantially in the form of Exhibit A-4 hereto, together with any extension, renewal or amendment thereof or substitution therefor.

                  "Swingline Rate" means an interest rate per annum equal to the Base Rate minus .50%, provided that the Swingline Rate shall never be less than zero.

         SECTION 3. Amendment of Section 2.01(a). Section 2.01(a) of the Credit Agreement shall be deleted in its entirety and the following Section 2.01(a) shall be substituted in its stead:

                  (a) The Revolver Loan.

                  (i) Revolver Advances. Each Lender severally agrees, on the terms and subject to the conditions hereinafter set forth, to make Advances to the Borrower on a Business Day during the period from the Closing Date to the First Maturity Date, in an aggregate principal amount not to exceed at any time outstanding such Lender's Revolver Specified Percentage of the Commitment. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the Revolver Advances; provided, however, that at no time shall the sum of all outstanding Revolver Advances exceed the Commitment.

                  (ii) Swingline Advances. The Borrower may request the Swingline Bank to make, and the Swingline Bank shall make, on the terms and conditions hereinafter set forth, Advances to the Borrower from time to time on any Business Day during the period from the Closing Date to the First Maturity Date in an aggregate principal amount not to exceed at any time the Swingline Commitment. Each Swingline Advance shall be in an amount not less than $50,000 and shall bear interest at the Swingline Rate. Within the limits of the Swingline Facility and subject to the terms hereof, Swingline Advances may be repaid and then reborrowed; provided, that each Swingline Advance must be repaid (which such repayment, subject to the terms of this Agreement, may be made with the proceeds of Revolver Advances) no later than 30 calendar days after the date such Swingline Advance was made.

         SECTION 4. Amendment of Section 2.02. Section 2.02 of the Credit Agreement shall be deleted in its entirety and the following Section 2.02 shall be substituted in its stead:

         2.02. Making Advances.

                  (a) Each Borrowing of Advances shall be made upon the written notice of the Borrower, received by Administrative Agent not later than
         (i) 10:00 a.m. three


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         Business Days prior to the date of the proposed Borrowing, in the case of LIBOR Advances and (ii) 10:00 a.m. on the date of such Borrowing, in the case of Base Advances. Each such notice of a Borrowing (a "Borrowing Notice") shall be by telecopy or telephone, promptly confirmed by letter, in substantially the form of Exhibit D hereto specifying therein:

                           (i) the date of such proposed Borrowing, which shall
                  be a Business Day;

                           (ii) the Type of Advances of which the Borrowing is
                  to be comprised, and whether such Borrowing is a Revolver Advance, a Swingline Advance, a Term Loan A Advance or a Term Loan B Advance (provided that, other than with respect to the Term Loan A Initial Advance and the Term Loan B Initial Advance, all such borrowings under the Term Loan A and the Term Loan B shall be Refinancing Advances);

                           (iii) the amount of such proposed Borrowing which,
                  (A) in the case of Advances under the Revolver Loan, shall not exceed the unused portion of the Commitment, in the case of Advances under the Swingline Loan, shall not exceed the unused portion of the Swingline Commitment, in the case of the Term Loan A Initial Advance, shall not exceed the Term Loan A amount of $125,000,000, and in the case of the Term Loan B Initial Advance, shall not exceed the Term Loan B amount of $110,000,000, (B) shall, in the case of a Borrowing of Base Advances other than Swingline Advances, be in an amount of not less than $500,000 or an integral multiple of $50,000 in excess thereof (or any lesser amount if such amount is the remaining undrawn portion under the Commitment) and (C) shall, in the case of a Borrowing of LIBOR Advances, be in an amount of not less than $5,000,000 or an integral multiple of $100,000 in excess thereof; and

                           (iv) if the Borrowing is to be comprised of LIBOR
                  Advances, the duration of the initial Interest Period applicable to such Advances.

                  If the Borrowing Notice fails to specify the duration of the initial Interest Period for any Borrowing comprised of LIBOR Advances, such Interest Period shall be three months. Administrative Agent shall promptly notify Lenders of each such notice except any notice with respect to a Swingline Advance. Each Lender shall, before 1:00 p.m. on the date of each Advance hereunder (other than a Refinancing Advance or Swingline Advance), make available to Administrative Agent, at its office at Bank of America Plaza, 901 Main Street, Dallas, Texas 75202, such Lender's Applicable Specified Percentage of the aggregate Advances to be made on that day in immediately available funds.

                  (b) Unless any applicable condition specified in Article IV has not been satisfied, Administrative Agent will make the funds promptly available to the Borrower (other than with respect to a Refinancing Advance or a Swingline Advance)




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         by wiring such amounts pursuant to any wiring instructions specified by the Borrower to the Administrative Agent in writing.

                  (c) After giving effect to any Borrowing, (i) there shall not be more than ten different Interest Periods in effect, (ii) the aggregate principal amount of outstanding Revolver Advances shall not exceed the Commitment, and (iii) the aggregate principal amount of outstanding Swingline Advances shall not exceed the Swingline Commitment.

                  (d) No Interest Period applicable to any Revolver Advance and Term Loan A Advance shall extend beyond the First Maturity Date, and no Interest Period applicable to any Term Loan B Advance shall extend beyond the Final Maturity Date.

                  (e) Unless a Lender shall have notified Administrative Agent prior to the date of any Advance that it will not make available its Applicable Specified Percentage of any such Advance (that is not a Refinancing Advance or a Swingline Advance), the Administrative Agent may assume that such Lender has made the appropriate amount available in accordance with Section 2.02(a) hereof, and Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent any Lender shall not have made such amount available to Administrative Agent, such Lender and the Borrower severally agree to repay to Administrative Agent immediately on demand such corresponding amount together with interest thereon, from the date such amount is made available to the Borrower until the date such amount is repaid to Administrative Agent, at (i) in the case of the Borrower, the Base Rate, and (ii) in the case of such Lender, the Federal Funds Rate.

                  (f) The failure by any Lender to make available its Applicable Specified Percentage of any Advance hereunder shall not relieve any other Lender of its obligation, if any, to make available its Applicable Specified Percentage of any Advance. In no event, however, shall any Lender be responsible for the failure of any other Lender to make available any portion of any Advance.

                  (g) The Borrower shall indemnify each Lender against any Consequential Loss incurred by each Lender as a result of (i) any failure to fulfill, on or before the date specified for the Advance, the conditions to the Advance set forth herein or (ii) the Borrower's requesting that an Advance not be made on the date specified in the Borrowing Notice.

                  (h) In the case of Swingline Advances, the Borrower shall give the Swingline Bank and the Administrative Agent irrevocable telephonic notice in accordance with Section 2.02(a) hereof on the date of any proposed Swingline Advance (provided, however, (i) the Borrower shall deliver written notice at least once a week confirming the telephonic notices given by the Borrower with respect to Swingline Advances during the immediately preceding week and (ii) that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given) of its intention to borrow or reborrow a Swingline Advance. Such




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         notice of borrowing shall specify (i) the requested funding date, which shall be a Business Day and (ii) the amount of the proposed Swingline Advance. The Swingline Bank shall, not later than 2:00 p.m., Dallas, Texas time, on the date of any Swingline Advance, deliver to the Administrative Agent at its address set forth herein, the amount of such Swingline Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 2:30 p.m., Dallas, Texas time, on the date of any Swingline Advance, the Administrative Agent shall, subject to the conditions set forth in
         Article IV hereof, disburse the amount made available to the Administrative Agent by the Swingline Bank by (i) transferring such amounts by wire transfer pursuant to the Borrower's instruction or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. Forthwith upon demand by the Swingline Bank at any time, including, but without limitation (A) after the occurrence of a Default or Event of Default, (B) after the occurrence of a Material Adverse Change, (C) after the date that is 30 days after the date any Swingline Advance is made and (D) in any event upon the making of the direction specified by
         Section 9.02 hereof to authorize the Administrative Agent to declare the Obligations due and payable pursuant to the provisions of Section
         9.02 hereof, each Lender, notwithstanding (i) the failure of the Borrower at such time to satisfy each condition specified in Article IV hereof or (ii) any reduction in the Commitment, shall make by 12:00 noon (Dallas, Texas time) on the first Business Day following receipt by such Lender of notice from the Swingline Bank, a Revolver Advance which is a Base Advance in an amount equal to the product of (i) the Revolver Specified Percentage of such Lender times (ii) the aggregate outstanding principal amount of the Swingline Advances (a "Mandatory Borrowing"). The proceeds of such Revolver Advances shall be applied by the Administrative Agent to repay the outstanding Swingline Advances. Each Lender hereby irrevocably agrees to make a Revolver Advance pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Bank notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with any minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Article IV hereof are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the aggregate amount of the Commitment at such time.

                 If any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), each Lender hereby agrees that it shall forthwith purchase (as of the date on which the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Bank such participations in the outstanding Swingline Advances as shall be necessary to cause the Lenders to share in such Swingline Advances ratably based upon their Revolver Specified Percentages of the Commitment (determined before giving effect to any termination of the Commitment); provided that (i) all interest payable on the Swingline Advance shall be for the account




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         of the Swingline Bank until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participating Lender from and after such date and (ii) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Bank interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first five days and at the rate otherwise applicable to Revolver Advances hereunder for each day thereafter.

         SECTION 5. Addition of Section 2.03(a)(iv). A new Section 2.03(a)(iv) shall be added to the end of Section 2.03(a) of the Credit Agreement to read in its entirety as follows:

                  (iv) The Swingline Advances made by the Swingline Bank shall be evidenced by a Swingline Note in the amount of $5,000,000 (as the same may be modified pursuant to Section 11.04 hereof) in the form of Exhibit A-4 hereto.

         SECTION 6. Amendment of Section 2.04. Section 2.04 of the Credit Agreement shall be deleted in its entirety and the following Section 2.04 shall be substituted in its stead:

                  2.04. Optional Prepayments.

                  (a) The Borrower may, upon at least two Business Days prior written notice to Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of any Advances in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid without premium or penalty other than any Consequential Loss; provided, however, that in the case of a prepayment of a Base Advance, the notice of prepayment may be given by telephone by 10:00 a.m. on the date of prepayment. Each partial prepayment shall, in the case of Base Advances, be in an aggregate principal amount of not less than $500,000 or a larger integral multiple of $50,000 in excess thereof (or, with respect to a Swingline Advance, in the full amount of such Swingline Advance) and, in the case of LIBOR Advances, be in an aggregate principal amount of not less than $5,000,000 or a larger integral multiple of $100,000 in excess thereof. If any notice of prepayment is given, the principal amount stated therein, together with accrued interest on the amount prepaid and the amount, if any, due under
         Section 2.12 and Section 2.14 hereof, shall be due and payable on the date specified in such notice unless the Borrower revokes its notice, provided that, if the Borrower revokes its notice of prepayment prior to such date specified, the Borrower shall reimburse the Administrative Agent for the account of all Lenders for all Consequential Losses suffered by each Lender as a result of the Borrower's failure to prepay. A certificate of each Lender claiming compensation under this
         Section 2.04(a), setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to it hereunder shall be presumptive evidence of the validity of such claim.



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                  (b) No prepayments of Revolver Advances made solely pursuant to this Section 2.04 shall cause the Commitment to be reduced. Prepayments of Term Loan A Advances and Term Loan B Advances may not be reborrowed. All prepayments made hereunder shall be allocated in accordance with the terms and conditions of Section 2.13(f) hereof. All prepayments made pursuant to this Section 2.04 (other than to the Swingline Loan) shall be first applied to Base Advances then to LIBOR Advances.

         SECTION 7. Amendment of Section 2.05(e). Section 2.05(e) of the Credit Agreement shall be deleted in its entirety and the following Section 2.05(e) shall be substituted in its stead:

                  (e) Mandatory Prepayments, Generally. Unless otherwise directed by the Borrower, any prepayments made pursuant to this Section
         2.05 (other than prepayments applied to Swingline Advances) shall be first applied to Base Advances and then to LIBOR Advances, without premium or penalty, except the Borrower must pay together with any such prepayments, any Consequential Losses. Application of all payments and prepayments shall be applied in accordance with the terms of Section 2.13(f) hereof.

         SECTION 8. Amendment of Section 2.06(e). Section 2.06(e) of the Credit Agreement shall be deleted in its entirety and the following Section 2.06(e) shall be substituted in its stead:

                  (e) Repayments, Generally. Any repayments made pursuant to this Section 2.06 (other than repayments applied to Swingline Advances) shall be first applied to Base Advances and then to LIBOR Advances in the order of maturity, without premium or penalty, except the Borrower must pay together with any such prepayments, any Consequential Losses. All repayments shall be allocated among the Loans in accordance with the terms of Section 2.13(f) hereof.

         SECTION 9. Amendment of Section 2.07. Section 2.07 of the Credit Agreement shall be deleted in its entirety and the following Section 2.07 shall be substituted in its stead:

                  2.07. Interest. Subject to Section 2.08 and Section 11.08 hereof, the Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal shall be paid in full, at the following rates per annum, in each case as selected by the Borrower in accordance with the terms of Section
         2.02 hereof, and provided that Swingline Advances shall always bear interest at the Swingline Rate:

                           (a) Base Advances. Base Advances shall bear interest
                  at a rate per annum equal to the Base Rate as in effect from time to time. If the amount of interest payable in respect of any interest computation period is reduced to the Highest Lawful Rate and the amount of interest payable in respect of any subsequent interest computation period would be less than Maximum Amount, then the amount of interest payable in respect of such subsequent


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                  interest computation period shall be automatically increased to the Maximum Amount; provided that at no time shall the aggregate amount by which interest paid has been increased pursuant to this sentence exceed the aggregate amount by which interest has been reduced pursuant to this sentence.

                           (b) LIBOR Advances. LIBOR Advances shall bear
                  interest at the rate per annum equal to the LIBOR Rate applicable to such Advance.

                           (c) Payment Dates. Accrued and unpaid interest on
                  Base Advances shall be paid quarterly in arrears on each Quarterly Date and on the First Maturity Date with respect to Advances under the Revolver Loan and the Term Loan A and the Final Maturity Date with respect to Advances made under the Term Loan B. Accrued and unpaid interest in respect of each LIBOR Advance shall be paid on the last day of the appropriate Interest Period and on the date of any prepayment or repayment of such Advance; provided, however, that if any Interest Period for a LIBOR Advance exceeds three months, interest shall also be paid on the date which falls three months after the beginning of such Interest Period.

                           (d) Swingline Advances. Swingline Advances shall bear
                  interest at a rate per annum equal to the Swingline Rate as in effect from time to time. If the amount of interest payable in respect of any interest computation period is reduced to the Highest Lawful Rate and the amount of interest payable in respect of any subsequent interest computation period would be less than Maximum Amount, then the amount of interest payable in respect of such subsequent interest computation period shall be automatically increased to the Maximum Amount; provided that at no time shall the aggregate amount by which interest paid has been increased pursuant to this sentence exceed the aggregate amount by which interest has been reduced pursuant to this sentence. The Borrower shall pay interest on the outstanding principal amount of such Swingline Advance, from the date such Swingline Advance is made until it is due (whether at maturity, by reason of acceleration or otherwise) and repaid, at an interest rate per annum equal to the Swingline Rate. Accrued and unpaid interest on Swingline Advances shall be paid quarterly in arrears on each Quarterly Date, on any rollover or extinguishment of any Swingline Advance and on the First Maturity Date.

         SECTION 10. Amendment of Section 2.09(a)(i). Section 2.09(a)(i) of the Credit Agreement shall be deleted in its entirety and the following Section 2.09(a)(i) shall be substituted in its stead:

                                 (i) elect to convert, on any Business Day, all
                  or any portion of outstanding Base Advances, except Base Advances that are Swingline Advances (in an aggregate amount not less than $500,000 or an integral multiple of $50,000 in excess thereof) into LIBOR Advances; or


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         SECTION 11. Amendment of Section 2.13(f) and Addition of Section
2.13(g). Section 2.13(f) of the Credit Agreement shall be deleted in its entirety and the following Section 2.13(f) shall be substituted in its stead, and a new Section 2.13(g) shall be added to the end of Section 2.13 of the Credit Agreement as set forth below:

                  (f) Notwithstanding anything to the contrary herein or in any Loan Paper, to the extent the Borrower makes any voluntary prepayment, or voluntary reduction of the Commitment under Sections 2.04 or 2.11 hereof, or any mandatory prepayment, or mandatory reduction of the Commitment under Sections 2.05 and 2.11 hereof, then such reduction of the Commitment or such prepayment shall be applied as follows:

                           (i) so long as there exists no Default or Event of
                  Default, all voluntary Commitment reductions and all voluntary repayments and prepayments shall be applied as directed by the Borrower, and in the absence of direction by the Borrower, shall be deemed to prepay and reduce, respectively (1) the Commitment and the Swingline Loan and the Revolver Loan, until the Commitment has been reduced to zero and the outstandings under the Swingline Loan have been repaid in full and the outstandings under the Revolver Loan have been repaid in full (the Swingline Advances to be repaid in full prior to any repayment of the Revolver Advances), then (2) the Term Loan A and the Term Loan B, pro rata, until all outstanding Term Loan A Advances and Term Loan B Advances have been repaid in full and (3) to all remaining outstanding and unpaid Obligations; provided that, so long as there exists no Default or Event of Default, each Lender having a Term Loan B Specified Percentage in excess of zero may elect to decline all voluntary prepayments made or allocated to Term Loan B in accordance with the terms of this Agreement, in which case such declined prepayments shall be allocated to the Revolver Loan and the Term Loan A pro rata;

                           (ii) so long as there exists no Default or Event of
                  Default, all mandatory Commitment reductions and all mandatory repayments and prepayments shall be applied first to repay any Swingline Advances and then pro rata among the Revolver Loan, the Term Loan A and the Term Loan B, and then to all remaining outstanding Obligations; provided that, so long as there exists no Default or Event of Default, each Lender having a Term Loan B Specified Percentage in excess of zero may elect to decline all mandatory prepayments made or allocated to Term Loan B in accordance with the terms of this Agreement, in which case such declined prepayments shall be allocated to the Revolver Loan and the Term Loan A pro rata;

                           (iii) if there exists a Default or Event of Default,
                  all mandatory and voluntary Commitment reductions and mandatory and voluntary repayments and prepayments shall be applied first to any outstanding Swingline Advances and then pro rata among the Revolver Loan, the Term Loan A and the Term Loan B, and then to all remaining outstanding Obligations; and

                           (iv) all Term Loan A and Term Loan B repayments and
                  prepayments shall be applied to installments due thereunder in the inverse order of maturity, and all repayments and prepayments, and reductions to the Commitment shall not affect the mandatory commitment reduction schedule set forth in
                  Section 2.11(b) hereof.

                  (g) At all times prior to the Lenders making a Revolver Advance pursuant to Section 2.02(h) hereof, the Administrative Agent shall distribute all payments in respect of the Swingline Advances to the Swingline Bank. At such time, if any, that the Lenders make a Revolver Advance pursuant to Section 2.02(h) hereof, the Administrative Agent shall distribute all payments in respect of the Swingline Advances to the Lenders in accordance with the respective Revolver Specified Percentages.

         SECTION 12. Amendment of Section 2.15. Section 2.15 of the Credit Agreement shall be deleted in its entirety and the following Section 2.15 shall be substituted in its stead:

                  2.15. Use of Proceeds. The proceeds of all Revolver Advances and Swingline Advances borrowed hereunder shall be solely used in connection with the acquisition of assets in accordance with the terms of Section 1008(v) of the Indenture, such that all Revolver Advances and Swingline Advances constitute in each case, Acquisition Debt or"Purchase Money Secured Debt" (as defined in the Indenture) in accordance with the terms of the Indenture, the other Parent Senior Notes Documentation and permitted fully secured indebtedness under all Second Parent Issuance Documentation. The proceeds of the initial Term Loan B Advance and all Term Loan A Advances shall be available (and the Borrower shall use such proceeds) solely (i) with respect to the initial Term Loan B Advance and any Term Loan A Advance made on the Closing Date only, to refinance existing indebtedness of the Borrower,
         (ii) for Permitted Acquisitions, (iii) for Capital Expenditures permitted under the terms of this Agreement, (iv) for working capital and (v) for other lawful corporate purposes. Notwithstanding the preceding sentences of this Section 2.15, any Revolver Advance that constitutes a Qualified Facility Revolver Advance shall be available (and the Borrower shall use such proceeds) solely (i) for Permitted Acquisitions, (ii) for Capital Expenditures permitted under the terms of this Agreement, (iii) for working capital and (iv) for other lawful corporate purposes.

         SECTION 13. Amendment of Section 3.01. Section 3.01 of the Credit Agreement shall be deleted in its entirety and the following Section 3.01 shall be substituted in its stead:

                  3.01. Issuance of Letters of Credit. Letters of Credit issued under the Original Credit Agreement and described on Schedule 3.01 hereto shall be deemed, for the purposes of this Agreement, to be issued hereunder, and each such Letter of Credit shall be treated accordingly. The Borrower shall give the Administrative Agent not less than five Business Days prior written notice of a request for the issuance of a Letter of Credit, and the Administrative Agent shall promptly notify each Lender of such request. Upon receipt of the Borrower's properly completed and duly executed Applications, and subject to the terms of such Applications and to the terms of this Agreement ( this Agreement governing all conflicting provisions), the Administrative Agent agrees to issue Letters of Credit on behalf of the Borrower in an aggregate face amount not in excess of the Letter of Credit Commitment, each denominated in Dollars and each for sight drawings only. No Letter of Credit shall have a maturity extending beyond the earliest of (i) the fifth Business Day prior to the First Maturity Date, or (ii) one year from the date of its issuance, or (iii) such earlier date as may be required to enable the Borrower to satisfy its repayment obligations under Section 2.06 hereof (including, without limitation, such repayment obligations resulting from a decrease in the Commitment required by Section 2.11 hereof). Subject to such maturity limitations and so long as no Default or Event of Default has occurred and is continuing or would result from the renewal of a Letter of Credit, the Letters of Credit may be renewed by the Administrative Agent in its discretion. The Lenders shall participate ratably in all rights and obligations of the Administrative Agent under the Letters of Credit and in any unreimbursed draws under any Letter of Credit in their Revolver Specified Percentages. The amount of the Letters of Credit issued and outstanding and the unpaid reimbursement obligations of the Borrower for such Letters of Credit shall reduce the amount of Commitment available, so that at no time shall the sum of (i) all outstanding Revolver Advances in the aggregate, plus (ii) all outstanding Swingline Advances in the aggregate, plus (iii) the aggregate face amount of all outstanding Letters of Credit, plus (iv) (without duplication) all outstanding reimbursement obligations related to Letters of Credit, exceed $235,000,000 (as such amount has been or may be increased by Section 2.18 hereof, and as may be reduced by Section 2.11 hereof), and at no time shall the sum of all Revolver Advances made by any Lender (except the Canada Lender), plus any such Lender's ratable share of amounts available to be drawn under the Letters of Credit and the unpaid reimbursement obligations of the Borrower in respect of such Letters of Credit exceed such Lender's Revolver Specified Percentage of the Commitment, provided that, with respect to the Canada Lender, at no time shall the sum of all Revolver Advances made by the Canada Lender plus its ratable share of amounts available to be drawn under the Letters of Credit and the unpaid reimbursement obligations of the Borrower in respect of such Letters of Credit exceed an amount equal to the difference between its Revolver Specified Percentage of the Commitment, minus the Canada Indebtedness Amount.

         SECTION 14. Amendment of Section 4.02(f) and Section 4.02(g). Section 4.02(f) and Section 4.02(g) of the Credit Agreement shall be deleted in their entirety and the following Section 4.02(f) and 4.02(g) shall be substituted in their stead:

                  (f) In the case of any Advance under the Revolver Loan, the aggregate outstanding Revolver Advances, after giving effect to any such proposed Revolver Advance, shall not exceed the Commitment, and in the case of any Advance under the Swingline Loan, the aggregate outstanding Swingline Advances, after giving effect to any such proposed Swingline Advance, shall not exceed the Swingline Commitment; and

                  (g) In the case of each and every Advance under the Loan, the Borrower, by making its borrowing request hereunder, or requesting the issuance of any Letter of Credit, will provide a certificate to the Administrative Agent containing (i) a representation and warranty to the Administrative Agent and each Lender that the proceeds of such Advance shall be used in accordance with the terms of Section 2.15 hereof, and (ii) a representation and calculation that with respect to each Revolver Advance that is not a Qualified Facility Revolver Advance and each Swingline Advance, such Advance will constitute Acquisition Debt in accordance with the terms of the Indenture and that such acquisition is a nonleveraging event, in accordance with the terms of the Indenture, the Parent Senior Notes Documentation (with supporting calculations in reasonable detail acceptable to the Administrative Agent with respect thereto).

         SECTION 15. Amendment of Section 10.03. Section 10.03 of the Credit Agreement shall be deleted in its entirety and the following Section 10.03 shall be substituted in its stead:

                  10.03. Bank of America, N.A. and Affiliates. With respect to its portion of the Commitment, its Advances, the Canada Indebtedness, the Swingline Loan and any Loan Papers, Bank of America, N.A. has the same Rights under this Agreement as any other Lender and may exercise the same as though it were not Administrative Agent. Bank of America, N.A. and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Obligor, any Affiliate thereof, and any Person who may do business therewith, all as if Bank of America, N.A. were not Administrative Agent and without any duty to account therefor to any Lender.

         SECTION 16. Amendment of Section 10.06. Section 10.06 of the Credit Agreement shall be deleted in its entirety and the following Section 10.06 shall be substituted in its stead:

                  10.06. Successor Administrative Agent. Administrative Agent may resign at any time by giving written notice thereof to Lenders and the Borrower, and may be removed at any time with or without cause by the action of all Lenders (other than Administrative Agent, if it is a Lender). If the Administrative Agent also then serves in the capacity of the Swingline Bank or the Letter of Credit issuing bank, such resignation or removal shall constitute resignation or removal of the Swingline Bank and the Administrative Agent in its capacity as Letter of Credit issuing bank and the successor Administrative Agent shall serve in the capacity of the Swingline Bank and the Letter of Credit issuing bank. Upon any such resignation, Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Papers, provided that if the retiring or removed Administrative Agent is unable to appoint a successor Administrative Agent, Administrative Agent shall, after the expiration of a sixty day period from the date of notice, be relieved of all obligations as Administrative Agent hereunder. Notwithstanding any Administrative Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         SECTION 17. Addition of Last Sentence to Section 11.01. A new last sentence shall be added to the end of Section 11.01 of the Credit Agreement as follows:

         No amendment, waiver, or consent shall affect the Rights or duties of Swingline Bank or the Administrative Agent in its capacity as issuer of any Letter of Credit under any Loan Papers, unless it is in writing and signed by the Swingline Bank or the Administrative Agent in addition to the requisite number of Lenders.

         SECTION 18. Amendment of Section 11.05. Section 11.05 of the Credit Agreement shall be deleted in its entirety and the following Section 11.05 shall be substituted in its stead:

                  11.05. Sharing of Payments. If, after and during the continuance of any Event of Default, any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any Right of set-off, or otherwise) on account of its Advances in excess of its pro rata share of payments made by the Borrower in accordance with such Lender's Total Specified Percentage (except payments to the Swingline Bank made to repay Swingline Advances), such Lender shall forthwith purchase participations in Advances made by the other Lenders as shall be necessary to share the excess payment pro rata in accordance with each Lender's Total Specified Percentage with each of them; provided, however, that if any of such excess payment is thereafter recovered from the purchasing Lender, its purchase from each Lender shall be rescinded and each Lender shall repay the purchase price to the extent of such recovery together with a pro rata share of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 11.05 may, to the fullest extent permitted by Law, exercise all its Rights of payment (including the Right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         SECTION 19. Addition of Exhibit A-4. Exhibit A-4 attached to this Second Amendment shall be added to the Credit Agreement and attached as Exhibit A-4 to the Credit Agreement.

         SECTION 20. Conditions Precedent. This Second Amendment shall not be effective until all proceedings of the Borrower taken in connection with this Second Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders, and the Administrative Agent and Lenders shall have each received:

                  (a) copies of resolutions authorizing the execution, delivery and performance of this Second Amendment by the Borrower, the Parent, and their Subsidiaries and legal opinions by counsel in form and substance satisfactory to the Administrative Agent regarding the due execution, delivery and performance of this Second Amendment and the legality, validity and the enforceability thereof;

                  (b) the Borrower shall have delivered to the Administrative Agent a fully executed and completed Swingline Note; and

                  (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby.

         SECTION 21. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Second Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Second Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Second Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Second Amendment.

         SECTION 22. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Second Amendment.

         SECTION 23. Counterparts. This Second Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 24. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 25. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 26. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO, AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, this Second Amendment to Fifth Amended and Restated Credit Agreement is executed as of the date set forth above.

THE BORROWER:                    PINNACLE TOWERS INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


ADMINISTRATIVE AGENT:
                                 BANK OF AMERICA, N.A.,
                                 as Administrative Agent


                                 -----------------------------------------------
                                 By:   Roselyn M. Drake
                                 Its:  Vice President

LENDERS:

                                 BANK OF AMERICA, N.A., individually as a Lender



                                 -----------------------------------------------
                                 By:   Roselyn M. Drake
                                 Its:  Vice President

                                 BANKBOSTON, N.A.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 BANKERS TRUST COMPANY


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 SOCIETE GENERALE


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 UNION BANK OF CALIFORNIA, N.A.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 KEY CORPORATE CAPITAL INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 COBANK, ACB


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 THE BANK OF NOVA SCOTIA


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 DRESDNER BANK AG NEW YORK & GRAND CAYMAN
                                 BRANCHES



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 MERCANTILE BANK NATIONAL ASSOCIATION



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 U.S. BANK NATIONAL ASSOCIATION



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 CREDIT LOCAL DE FRANCE - NEW YORK AGENCY



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 IBM CREDIT CORPORATION


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 THE CIT GROUP/EQUIPMENT FINANCING, INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 ALLFIRST BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 CITY NATIONAL BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 RAYMOND JAMES BANK, FSB


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 HELLER FINANCIAL, INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 PILGRIM PRIME RATE TRUST

                                 By:   Pilgrim Investment, Inc.,
                                       as its investment manager


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 PPM SPYGLASS FUNDING TRUST


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 KZH ING-1 LLC


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 KZH ING-2 LLC


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 SEQUILS-ING I (HBDGM), LTD.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 TORONTO DOMINION (NEW YORK), INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 SEQUILS PILGRIM I, LTD.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 WEBSTER BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


Accepted and Agreed as
of October ___, 1999:

PINNACLE HOLDINGS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


TOWER SYSTEMS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


RADIO STATION WGLD, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------



WEO TOWER INC.

By:
        -------------------------------------------
Its:
        -------------------------------------------


ICB TOWERS, LLC



By:
        -------------------------------------------
Its:
        -------------------------------------------


AIRCOMM OF AVON, LLC



By:
        -------------------------------------------
Its:
        -------------------------------------------


HIGH POINT MANAGEMENT CO., INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



By:
        -------------------------------------------
Its:
        -------------------------------------------

ARROWHEAD CORPORATION OF DELHI



By:
        -------------------------------------------
Its:
        -------------------------------------------


COASTAL ANTENNA'S INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


MARMAC INDUSTRIES INCORPORATED



By:
        -------------------------------------------
Its:
        -------------------------------------------